UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1. Reports to Stockholders.

Annual Report

May 31, 2011

Schooner Fund

Class A
(SCNAX)

Investment Advisor

Schooner Investment Group, LLC
Radnor Financial Center
150 N. Radnor-Chester Rd., Suite F-200
Radnor, Pennsylvania 19087

Phone: 866-724-5997

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	6
INVESTMENT HIGHLIGHTS	8
SCHEDULE OF INVESTMENTS	11
SCHEDULE OF OPTIONS WRITTEN	16
STATEMENT OF ASSETS AND LIABILITIES	18
STATEMENT OF OPERATIONS	19
STATEMENTS OF CHANGES IN NET ASSETS	20
FINANCIAL HIGHLIGHTS	21
NOTES TO FINANCIAL STATEMENTS	22
REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM	32
NOTICE OF PRIVACY POLICY & PRACTICES	33
ADDITIONAL INFORMATION	34

Annual Shareholder Letter

Dear Fellow Shareholders,

Over the past year your Schooner Fund has continued to grow and prosper. The Fund’s assets have grown by over 240% as an increasing number of advisors and investors allocate capital after learning of our approach to risk mitigated equity investing, and our use of various strategies that attempt to reduce volatility. The Fund is fast approaching its three year anniversary in August.  While we are excited about this coming milestone and the recognition and publicity that our performance over a very tumultuous time in the markets will bring the Fund, we are focused on our investment process and maintaining the discipline our investors have come to expect.

The investment landscape over the past year has been dominated by the actions of foreign and domestic governments and quasi-government institutions.  These actual bailouts and stimulus programs were just a fraction of the reported agreements, deals, and proposals that never materialized but had a daily effect on the market.  It has certainly been a challenging time for investors and traders trying to keep up with the endless babble driven by 24 hour news cycles.

In the United States, the Federal Reserve’s balance sheet has swelled to roughly $3 trillion as a result of the various liquidity providing, debt repurchase and monetization schemes that have been put in place in the past two years. The inflationary effects of these policies have only partially begun to manifest and have already resulted in dramatic increases in input costs and agricultural commodity prices. Similar policies have led to widespread global food riots and violent escalations in dozens of countries.  While it is highly unlikely that the United States would face similar riots, consumers are becoming, if not necessarily strained, mindfully aware of increases in all types of commodities. From gasoline to beef, Americans know that prices have gone up.  Moreover, wages are not increasing at a commensurate rate, and everyone is feeling poorer. Everyone that is, except the effective ruling elite, who have benefited from endless bailouts and liquidity induced rallies in all manner of risk assets designed to stimulate the “wealth effect.”

We are of the opinion that the primary drivers of stock gains over the past nine months have been Quantitative Easing 2 (QE2) induced. While not explicitly a goal of the Federal Reserve, they have since copped to the wealth effect as a factor in their decision making process.  While correlation does not prove causation, a quick look at the Federal balance sheet growth shows a near perfect correlation to the rise in S&P 500. We believe that the Federal Reserve, despite protests to the contrary, is very much aware of the damaging side effects to its policies and recognizes that the current highly charged atmosphere and a hostile Republican congress leaves little room to engage in any further grandiose monetary stimulus.

We expect the next year to bring a package of austerity measures, including tax increases, government layoffs, reduced services and the like to dowse cold water on any animal spirits that may have been fired up in the past year, and since equity valuations are not terribly extended we will likely muddle along as the deleveraging process at all levels begins in earnest creating more strain.  While the Fed’s accommodative monetary policy and the government’s stimulus programs were all about giving people stuff, austerity and taxes are all about taking stuff away, which will be met with a much louder and angrier reaction from the populous.

What the future investment landscape holds in store, no one can know with any certainty. The one thing we are confident of is the importance of, and our ability to, stay flexible in an ever changing world, and our broad package of tools as we seek to deliver asymmetric returns.  In these uncertain times, we believe our toolbox of volatility based strategies allows us to position the Fund effectively for an up, down, or sideways market in our quest to generate superior risk adjusted returns. I thank you for your ongoing trust and confidence, and look forward to the opportunity to seek to deliver you the best risk managed returns possible.

The Fund focuses its core underlying holdings on Large Cap stocks. These are companies with $5 billion+ market capitalization that are often the most liquidly traded and stable companies in the S&P 500 index. These equities also typically have the deepest and most liquid options markets, providing us with many of the hedging opportunities that are fundamental to the investment strategy. During the past 12 months Mid and Small Cap stocks dramatically outperformed Large Caps.  This has slightly hampered the performance of the Fund over the past year, but we are generally pleased with the Fund’s performance and risk metrics, and believe that the results are reflective of our ability to navigate a wide range of environments with the risk reducing strategies at our disposal.

For the one year ended 5/31/2011, The class A shares returned +11.81%, the Morningstar Long/Short category returned +7.58% and the S&P 500 returned +25.95%.

Since inception on (08/29/08) through the period ended 5/31/11 the Fund is +23.30%, Morningstar L/S +0.62%, and S&P 500 is +11.55% on a cumulative basis.

The meaningful outperformance of both of these benchmarks has also come with lower volatility.  The standard deviation of the Fund was 8.45, with the S&P at 14.49.  We measure our success over periods of years, not weeks or months.  It is our belief that over longer time frames or full market cycles, the Fund’s risk management techniques and strategies will manifest in overall outperformance.
				Annualized	Since
	3 months	6 Months	1 Year	Since Inception	Inception
Total Return w/o	(2.28.10-	(11.30.10-	(5.31.10-	(8.29.08-	(8.29.08-
Maximus Sales Charge	5.31.11)	5.31.11)	5.31.11)	5.31.11)	5.31.11)
Class A (SCNAX)	1.18%	4.25%	11.81%	7.90%	23.30%
S&P 500 Index Total Return	1.84%	15.03%	25.95%	4.05%	11.55%
Morningstar Long/Short	0.13%	4.45%	7.58%	0.22%	0.62%

With 4.75% Maximum Sales Charge
Class A	-3.63%	-0.70%	6.50%	6.01%	17.44%

Gross Expense Ratio: 4.01% Class A
Net Expense Ratio: 2.04%* Class A

*
Pursuant to an operating expense limitation agreement between the Advisor and the Fund, the Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses (exclusive generally of interest and tax expenses, brokerage commissions, extraordinary and non-recurring expenses and acquired fund fees and expenses and dividends on short positions) do not exceed 2.00% of the Fund’s average net assets through September 28, 2021.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Fund performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling (866) 724-5997. Performance without the sales charge does not reflect the current maximum sales charge of 4.75%. Had the sales charge been included, the Fund’s returns would have been lower.

Regards,

Greg Levinson

Mutual fund investing involves risk; principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  The Fund may also use options and futures contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates.  The investment in options is not suitable for all investors.  The Fund may hold restricted securities purchased through private placements.  Such securities can be difficult to sell without experiencing delays or additional costs.

The S&P 500 is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  Each Morningstar category average represents a universe of funds with similar investment objectives.  It is not possible to invest directly in an index.

Standard deviation is a statistical measure of the historical volatility of a mutual fund or portfolio, usually computed using 36 monthly returns.

Opinions expressed in this letter are those of the Advisor, are subject to change and are not guaranteed.

SCHOONER FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (12/1/10–5/31/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay a maximum initial sales charge of 4.75% when you invest. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

SCHOONER FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	12/1/2010	5/31/2011	12/1/2010–5/31/2011*
Actual**	$1,000.00	$1,042.50	$10.18
Hypothetical (5% return
before expenses)***	1,000.00	1,014.96	10.05

*	Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Including loads, your actual cost of investment in the Fund would be $57.20.
***	Including loads, your hypothetical cost of investment in the Fund would be $57.07.

SCHOONER FUND
Investment Highlights
(Unaudited)

The Fund’s primary investment objective is long-term capital appreciation with the generation of moderate current income. The Fund seeks to achieve its investment objective by investing its assets in a diversified portfolio of equity, convertible securities and single issuer equity call option securities of U.S. companies with large market capitalizations. The Fund considers companies with large market capitalizations (“large-cap companies”) to be those companies with market capitalizations of $5 billion or more. The Fund’s investment strategy consists of a three tiered approach, including:

1)manage an equity portfolio of  U.S. large-cap companies;
2)sell out-of-the-money single issuer call options against long equity positions;
3)selectively purchase U.S. convertible securities.

The Fund’s allocation of portfolio assets as of May 31, 2011 is shown below.

Allocation of Portfolio Assets
% of Net Assets

Continued

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Average Annual Total Returns as of May 31, 2011(1)

		Since Inception
	1 Year	(8/29/08)
Class A (with sales charge)	6.50%	6.01%
Class A (without sales charge)	11.81%	7.90%
S&P 500 Index	25.95%	4.05%

(1)
With sales charge returns reflect the deduction of the current maximum initial sales charge of 4.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-724-5997.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown on the graph below and table above assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date excluding any maximum initial sales charges. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

SCHOONER FUND
Investment Highlights (Continued)
(Unaudited)

Schooner Fund Growth of $10,000 Investment

SCHOONER FUND

Schedule of Investments

May 31, 2011

	Shares	Value
Common Stocks 82.63%
Beverage and Tobacco Product Manufacturing 1.21%
Reynolds American, Inc.	15,000	$596,700

Building Material and Garden Equipment and Supplies Dealers 2.09%
Home Depot, Inc.	15,000	544,200
Lowe’s Cos, Inc.	20,000	482,800
		1,027,000
Chemical Manufacturing 10.56%
Abbott Laboratories	14,000	731,500
Bristol-Myers Squibb Co.	27,500	790,900
Celgene Corp. (a)(c)	10,000	609,100
Dow Chemical Co. (c)	10,000	361,300
EI du Pont de Nemours & Co.	3,000	159,900
Eli Lilly & Co.	16,500	634,920
Merck & Co., Inc.	19,000	698,250
Mylan, Inc. (a)(c)	15,000	353,175
Pfizer, Inc.	40,000	858,000
		5,197,045
Clothing and Clothing Accessories Stores 1.03%
Gap, Inc. (c)	26,000	504,400

Computer and Electronic Product Manufacturing 13.03%
Cisco Systems, Inc. (c)	30,000	504,000
Hewlett-Packard Co.	15,000	560,700
Intel Corp. (c)	37,500	844,125
Marvell Technology Group Ltd. (a)(c)	25,000	406,000
NetApp, Inc. (a)(c)	8,000	438,160
Northrop Grumman Corp. (c)	10,000	652,900
Raytheon Co.	19,000	957,220
SanDisk Corp. (a)(c)	10,000	475,200
Seagate Technology PLC (c)	42,500	714,000
Western Digital Corp. (a)(c)	23,500	861,275
		6,413,580
Credit Intermediation and Related Activities 8.77%
Fifth Third Bancorp (c)	35,000	457,100
JPMorgan Chase & Co. (c)	20,000	864,800
PNC Financial Services Group, Inc. (c)	14,000	873,880
State Street Corp. (c)	13,000	595,010
SunTrust Banks, Inc. (c)	22,500	632,925
Visa, Inc. - Class A (c)	11,000	891,660
		4,315,375

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2011

	Shares	Value
Data Processing, Hosting and Related Services 0.67%
Automatic Data Processing, Inc.	6,000	$330,660

Educational Services 1.17%
Apollo Group, Inc. (a)(c)	14,000	575,540

Electrical Equipment, Appliance, and Component Manufacturing 1.02%
Corning, Inc. (c)	25,000	503,750

Food Manufacturing 2.66%
ConAgra Foods, Inc.	22,000	559,460
HJ Heinz Co.	6,000	329,520
Kraft Foods, Inc. - Class A	12,000	419,640
		1,308,620
Food Services and Drinking Places 1.66%
McDonald’s Corp.	10,000	815,400

General Merchandise Stores 0.90%
Wal-Mart Stores, Inc.	8,000	441,760

Health and Personal Care Stores 1.09%
Express Scripts, Inc. (a)(c)	9,000	536,040

Insurance Carriers and Related Activities 1.12%
Allstate Corp.	17,500	549,150

Leather and Allied Product Manufacturing 1.20%
NIKE, Inc.	7,000	591,150

Machinery Manufacturing 3.71%
Applied Materials, Inc. (c)	30,000	413,400
Cummins, Inc. (c)	5,000	526,200
Deere & Co. (c)	6,000	516,480
Stanley Black & Decker, Inc.	5,000	369,400
		1,825,480
Management of Companies and Enterprises 2.41%
Goldman Sachs Group, Inc. (c)	5,000	703,650
Morgan Stanley (c)	20,000	483,200
		1,186,850
Mining (except Oil and Gas) 1.05%
Freeport-McMoRan Copper & Gold, Inc. (c)	10,000	516,400

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2011

	Shares	Value
Miscellaneous Manufacturing 2.28%
3M Co.	5,000	$471,900
Medtronic, Inc. (c)	16,000	651,200
		1,123,100
Oil and Gas Extraction 3.58%
Anadarko Petroleum Corp. (c)	7,000	556,640
Devon Energy Corp. (c)	6,000	504,420
Noble Energy, Inc. (c)	7,500	699,000
		1,760,060
Paper Manufacturing 2.56%
International Paper Co. (c)	18,500	577,570
Kimberly-Clark Corp.	10,000	683,000
		1,260,570
Petroleum and Coal Products Manufacturing 1.49%
Chevron Corp.	7,000	734,370

Primary Metal Manufacturing 0.34%
Alcoa, Inc. (c)	10,000	168,100

Publishing Industries (except Internet) 3.43%
Microsoft Corp.	24,000	600,240
NVIDIA Corp. (a)(c)	30,000	601,200
Symantec Corp. (a)(c)	25,000	488,750
		1,690,190
Rail Transportation 1.27%
Norfolk Southern Corp. (c)	8,500	623,135

Support Activities for Mining 1.41%
Transocean Ltd. (c)	10,000	693,100

Telecommunications 4.88%
AT&T, Inc.	27,500	867,900
CenturyLink, Inc.	12,000	518,280
Verizon Communications, Inc.	27,500	1,015,575
		2,401,755
Transportation Equipment Manufacturing 2.12%
Ford Motor Co. (a)(c)	25,000	373,000
General Dynamics Corp. (c)	9,000	667,980
		1,040,980
Utilities 3.13%
Duke Energy Corp	30,000	562,500
PG&E Corp.	13,000	563,940

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2011

	Shares	Value
Utilities 3.13% (Continued)
Spectra Energy Corp.	15,000	$413,850
		1,540,290
Waste Management and Remediation Services 0.79%
Waste Management, Inc.	10,000	388,800
Total Common Stocks (Cost $38,056,180)		40,659,350

Exchange Traded Funds 9.47%
Consumer Staples Select Sector SPDR Fund	20,000	646,200
Energy Select Sector SPDR Fund	30,000	2,313,300
Financial Select Sector SPDR Fund	30,000	475,500
Materials Select Sector SPDR Fund	18,000	715,500
Utilities Select Sector SPDR Fund	15,000	508,050
Total Exchange Traded Funds (Cost $4,503,246)		4,658,550

Convertible Preferred Stocks 5.32%
Insurance Carriers and Related Activities 2.86%
Hartford Financial Services Group, Inc., 7.25%, Series F	30,000	788,400
MetLife, Inc. 5.00%, 9/11/13	7,500	620,325
		1,408,725
Oil and Gas Extraction 1.35%
Apache Corp., 6.00%, Series D	10,000	665,300

Utilities 1.11%
PPL Corp., 8.75%, 5/01/14	10,000	547,500
Total Convertible Preferred Stocks (Cost $2,571,478)		2,621,525

	Principal
	Amount
Convertible Bonds 1.23%
Computer and Electronic Product Manufacturing 0.41%
L-3 Communications Holdings, Inc.
3.000%, 08/01/2035	$200,000	203,500

Fabricated Metal Product Manufacturing 0.41%
Alliant Techsystems, Inc.
2.750%, 09/15/2011	200,000	202,000

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Investments (Continued)

May 31, 2011

	Principal
	Amount	Value
Support Activities for Mining 0.41%
Transocean, Inc.
1.500%, 12/15/2037	$200,000	$200,500
Total Convertible Bonds (Cost $594,813)		606,000

	Contracts
Purchased Options 1.19%
Put Options 1.19%
SPDR S&P 500 ETF Trust
Expiration: July, 2011, Exercise Price: $132.00	1,250	223,750
Expiration: June, 2011, Exercise Price: $131.00	5,750	322,000
Expiration: June, 2011, Exercise Price: $132.00	500	38,000
Total Purchased Options (Cost $1,173,308)		583,750

	Shares
Short-Term Investments 3.81%
Money Market Funds 3.81%
AIM STIT-Treasury Portfolio, 0.020% (b)(c)	1,877,718	1,877,718
Total Short-Term Investments (Cost $1,877,718)		1,877,718
Total Investments (Cost $48,776,743) 103.65%		51,006,893
Liabilities in Excess of Other Assets (3.65)%		(1,798,327)
Total Net Assets 100.00%		$49,208,566

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at May 31, 2011.
(c)	All or a portion of this security is pledged as collateral for written options and amounts due to broker. See Note 2 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written

May 31, 2011

	Contracts	Value
Call Options (1.59%)
Alcoa, Inc.
Expiration: June, 2011, Exercise Price: $16.00	100	$9,400
Anadarko Petroleum Corp.
Expiration: June, 2011, Exercise Price: $77.50	70	22,050
Apollo Group, Inc.
Expiration: June, 2011, Exercise Price: $42.00	140	14,700
Applied Materials, Inc.
Expiration: June, 2011, Exercise Price: $14.00	300	5,400
Celgene Corp.
Expiration: June, 2011, Exercise Price: $60.00	100	18,000
Cisco Systems, Inc.
Expiration: June, 2011, Exercise Price: $16.00	300	25,800
Corning, Inc.
Expiration: June, 2011, Exercise Price: $20.00	250	12,500
Cummins, Inc.
Expiration: June, 2011, Exercise Price: $105.00	50	15,000
Deere & Co.
Expiration: June, 2011, Exercise Price: $85.00	60	14,340
Devon Energy Corp.
Expiration: June, 2011, Exercise Price: $82.50	60	14,400
Dow Chemical Co.
Expiration: June, 2011, Exercise Price: $37.00	100	4,200
Energy Select Sector SPDR Fund
Expiration: June, 2011, Exercise Price: $76.00	300	53,700
Express Scripts, Inc.
Expiration: June, 2011, Exercise Price: $60.00	90	6,390
Fifth Third Bancorp
Expiration: June, 2011, Exercise Price: $13.00	350	10,500
Ford Motor Co.
Expiration: June, 2011, Exercise Price: $15.00	250	6,500
Freeport-McMoRan Copper & Gold, Inc.
Expiration: June, 2011, Exercise Price: $50.00	100	25,300
Gap, Inc.
Expiration: June, 2011, Exercise Price: $19.00	260	18,720
General Dynamics Corp.
Expiration: June, 2011, Exercise Price: $72.50	90	22,410
Goldman Sachs Group, Inc.
Expiration: June, 2011, Exercise Price: $140.00	50	15,250
Intel Corp.
Expiration: June, 2011, Exercise Price: $22.00	375	27,750
International Paper Co.
Expiration: June, 2011, Exercise Price: $31.00	185	11,840
JPMorgan Chase & Co.
Expiration: June, 2011, Exercise Price: $42.00	200	31,000
Marvell Technology Group Ltd.
Expiration: June, 2011, Exercise Price: $15.00	250	30,500

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Schedule of Options Written (Continued)

May 31, 2011

	Contracts	Value
Materials Select Sector SPDR Fund
Expiration: June, 2011, Exercise Price: $39.00	180	$17,640
Medtronic, Inc.
Expiration: June, 2011, Exercise Price: $40.00	160	17,440
Morgan Stanley
Expiration: June, 2011, Exercise Price: $24.00	200	10,400
Mylan, Inc.
Expiration: June, 2011, Exercise Price: $23.00	150	12,450
NetApp, Inc.
Expiration: June, 2011, Exercise Price: $52.50	80	22,400
Noble Energy, Inc.
Expiration: June, 2011, Exercise Price: $90.00	75	31,350
Norfolk Southern Corp.
Expiration: June, 2011, Exercise Price: $72.50	85	14,450
Northrop Grumman Corp.
Expiration: June, 2011, Exercise Price: $65.00	100	11,500
NVIDIA Corp.
Expiration: June, 2011, Exercise Price: $18.00	300	64,500
PNC Financial Services Group, Inc.
Expiration: June, 2011, Exercise Price: $62.50	140	13,020
SanDisk Corp.
Expiration: June, 2011, Exercise Price: $47.00	100	14,800
Seagate Technology PLC
Expiration: June, 2011, Exercise Price: $17.00	425	12,750
State Street Corp.
Expiration: June, 2011, Exercise Price: $46.00	130	7,540
SunTrust Banks, Inc.
Expiration: June, 2011, Exercise Price: $28.00	225	13,950
Symantec Corp.
Expiration: June, 2011, Exercise Price: $19.00	250	16,750
Transocean Ltd.
Expiration: June, 2011, Exercise Price: $70.00	100	13,100
Visa, Inc.
Expiration: June, 2011, Exercise Price: $77.50	110	44,550
Western Digital Corp.
Expiration: June, 2011, Exercise Price: $36.00	235	28,905
Total Call Options Written (Premiums received $683,583)		783,145
Put Options (0.41%)
SPDR S&P 500 ETF Trust
Expiration: June, 2011, Exercise Price: $126.00	5,750	103,500
Expiration: June, 2011, Exercise Price: $127.00	500	10,000
Expiration: July, 2011, Exercise Price: $127.00	1,080	85,320
Total Put Options Written (Premiums received $433,640)		198,820
Total Options Written (Premiums received $1,117,223) (2.00%)		$981,965

Percentages are stated as a percent of net assets.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Assets and Liabilities

May 31, 2011

Assets
Investments, at value (cost $48,776,743)	$51,006,893
Receivable for Fund shares sold	431,262
Receivable for investments sold	288,897
Dividends and interest receivable	116,438
Other assets	13,698
Total Assets	51,857,188

Liabilities
Written options, at value (premiums received $1,117,223)	981,965
Payable for investments purchased	1,135,602
Due to broker	395,938
Payable to Advisor	44,389
Payable to affiliates	43,224
Payable for Fund shares redeemed	12,390
Payable for distribution fees	9,531
Accrued expenses and other liabilities	25,583
Total Liabilities	2,648,622
Net Assets	$49,208,566

Net assets consist of:
Paid-in capital	$46,812,810
Accumulated net investment income	53,729
Undistributed net realized loss	(23,381)
Net unrealized appreciation on:
Investments	2,230,150
Written options	135,258
Net Assets	$49,208,566

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	2,129,318
Net asset value and redemption price per share	$23.11
Maximum offering price per share ($23.11/0.9525)(1)	$24.26

(1)  Reflects a maximum sales charge of 4.75%.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statement of Operations

For the Year Ended May 31, 2011

Investment Income
Dividend income(1)	$759,256
Interest income	12,433
Total Investment Income	771,689

Expenses
Investment Advisory fees	410,209
Distribution fees - Class A	81,075
Administration fees	52,069
Transfer agent fees and expenses	44,070
Fund accounting fees	37,500
Custody fees	35,808
Federal and state registration fees	24,693
Legal fees	23,914
Audit and tax fees	17,497
Chief Compliance Officer fees and expenses	12,746
Reports to shareholders	8,828
Trustees’ fees and related expenses	4,650
Distribution fees - Class C(2)	967
Other expenses	4,761
Total Expenses	758,787
Less waivers and reimbursement by Advisor (Note 4)	(101,299)
Net Expenses	657,488

Net Investment Income	114,201

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments and purchased options	(90,107)
Written options	812,346
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	2,234,990
Written options	205,395
Net Realized and Unrealized Gain on Investments	3,162,624
Net Increase in Net Assets from Operations	$3,276,825

(1)	Net of $1,185 in foreign withholding tax.
(2)	Class C shares converted to Class A shares on September 28, 2010. See Note 1 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
From Operations
Net investment income (loss)	$114,201	$(69,173)
Net realized gain (loss) on:
Investments and purchased options	(90,107)	1,421,642
Written options	812,346	(132,956)
Net change in unrealized appreciation (depreciation) on:
Investments and purchased options	2,234,990	(340,033)
Written options	205,395	(50,355)
Net increase in net assets from operations	3,276,825	829,125

From Distributions
Net investment income - Class A	(60,472)	(1,775)
Net realized gain on investments - Class A	(1,676,894)	(134,773)
Net realized gain on investments - Class C*	—	(4,550)
Net decrease in net assets
resulting from distributions paid	(1,737,366)	(141,098)

From Capital Share Transactions
Proceeds from shares sold - Class A	35,806,538	9,639,785
Proceeds from exchange of Class C shares*	420,220	—
Proceeds from shares sold - Class C*	50,000	223,743
Shares issued in reinvestment
of distributions - Class A	1,440,219	88,823
Shares issued in reinvestment
of distributions - Class C*	—	2,469
Payments for shares redeemed - Class A	(3,912,010)	(471,007)
Payments for shares redeemed - Class C*	(12,034)	(17,711)
Payments for exchange to Class A shares*	(420,220)	—
Net increase in net assets
from capital share transactions	33,372,713	9,466,102
Total Increase in Net Assets	34,912,172	10,154,129

Net Assets
Beginning of year	14,296,394	4,142,265
End of year	$49,208,566	$14,296,394
Accumulated Net Investment Income	$53,729	$—

*	Class C shares converted to Class A shares on September 28, 2010. See Note 1 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND – CLASS A

Financial Highlights

Per Share Data for a Share Outstanding Throughout each Period

	Year Ended	Year Ended		Period Ended
	May 31, 2011	May 31, 2010		May 31, 2009(1)
Net Asset Value, Beginning of Period	$21.65	$18.90		$20.00

Income (loss) from investment operations:
Net investment income (loss)(2)	0.08	(0.17)		0.07
Net realized and unrealized
gain (loss) on investments	2.45	3.26		(1.12	)(6)
Total from investment operations	2.53	3.09		(1.05)

Less distributions paid:
From net investment income	(0.04)	(0.00	)(7)	(0.05)
From net realized gain on investments	(1.03)	(0.34)		—
Total distributions paid	(1.07)	(0.34)		(0.05)
Net Asset Value, End of Period	$23.11	$21.65		$18.90
Total return(3)(4)	11.81%	16.34%		(5.21)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$49,209	$13,930		$4,003
Ratio of expenses to average net assets
Before waivers and
reimbursements of expenses(5)	2.31%	3.97%		7.96%
After waivers and
reimbursements of expenses(5)	2.00%	2.00%		2.00%
Ratio of net investment income (loss)
to average net assets
Before waivers and
reimbursements of expenses(5)	0.04%	(2.76)%		(5.42)%
After waivers and
reimbursements of expenses(5)	0.35%	(0.79)%		0.54%
Portfolio turnover rate(4)	179.08%	123.54%		95.55%

(1)	The Fund commenced operations on August 29, 2008.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)
Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Excludes the effect of applicable sales charges.

(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period.  It does not agree to the aggregate gains in the Statement of Operations due to fluctuation in share transactions during the period.

(7)	Amount is less than 0.5 cent per share.

The accompanying notes are an integral part of these financial statements.

SCHOONER FUND
Notes to Financial Statements
May 31, 2011

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Schooner Fund (the “Fund”), formerly known as the Schooner Growth and Income Fund, represents a distinct series with its own investment objectives and policies within the Trust. The Fund currently offers only Class A shares. Effective September 28, 2010, the Fund ceased offering its Class C shares to the public and began offering Class A shares only. The remaining Class C shares converted to Class A shares on September 28, 2010. Class A shares are subject to an initial maximum sales charge of 4.75% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. The investment objective of the Fund is long-term capital appreciation with the generation of moderate current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on August 29, 2008. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Schooner Investment Group, LLC (the “Advisor”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.  When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Advisor to believe that a security’s last sale price may not

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Specifically, composite pricing looks at the last trades on the exchanges where the options are traded.  If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

The following is a summary of the inputs used, as of May 31, 2011, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets(1):
Common Stocks	$40,659,350	$—	$—	$40,659,350
Exchange Traded Funds	4,658,550	—	—	4,658,550
Convertible
Preferred Stocks	2,621,525	—	—	2,621,525
Convertible Bonds	—	606,000	—	606,000
Purchased Options	583,750	—	—	583,750
Short-Term Investments	1,877,718	—	—	1,877,718
Total Assets	$50,400,893	$606,000	$—	$51,006,893

Liabilities:
Written Options	$981,965	$—	$—	$981,965
Total Liabilities	$981,965	$—	$—	$981,965

(1)	See the Schedule of Investments for industry classifications.

The Fund did not invest in any Level 3 investments during the year ended May 31, 2011. During the year ended May 31, 2011, there were no significant transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period.

(b)	Options

GAAP requires enhanced disclosures about the Fund’s derivative activities, including how such activities are accounted for and their effect on the Fund’s financial position and results of operations.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund enters into written call options to hedge against changes in the value of equities. The Fund’s option component of overall investment strategy is often referred to as a “buy-write” strategy (also called a “covered call” strategy), in which the Advisor writes (sells) a call option contract while at the same time owning an equivalent number of shares of the underlying stock to generate moderate current income. The writing of call options is intended to reduce the volatility of the portfolio and to earn premium income.  Written call options expose the Fund to minimal counterparty credit risk since they are exchange traded and the exchange’s clearing house guarantees the options against default. The Fund may also purchase put options to provide protection against adverse price effects from anticipated changes in prices of securities. In addition, the Fund enters into written put options to hedge against changes in the value of purchased put options.

The Fund may purchase and write call and put options on securities and indices and enter into related closing transactions.  As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period.  As the writer of a call option, the Fund has the obligation to sell the

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

security at the exercise price during the exercise period in the event the option is exercised.  As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period.  As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from options written.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium is deducted from the cost basis of the security purchased.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When purchasing options, the Fund will recognize a realized loss equal to the premium paid to purchase the option, if the option expires unexercised. The difference between the proceeds received on effecting a closing sale transaction and the premium paid will be recognized as a realized gain or loss.  If a put option is exercised, the premium paid is deducted from the proceeds on the sale of the underlying security in determining whether the Fund has a realized gain or loss.

The fair value of derivative instruments as reported within the Statement of Assets and Liabilities as of May 31, 2011 was as follows:

Derivatives not accounted	Statement of
for as hedging instruments	Assets and Liabilities	Value
Equity Contracts
Purchased options	Assets, Investments, at value	$583,750
Written options	Liabilities, Written options, at value	$981,965

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2011 was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts
Purchased options	Net realized gain (loss) on investments
	and purchased options	$(4,712,724)
Written options	Net realized gain (loss)
	on written options	812,346
Total		$(3,900,378)

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts
Purchased options	Net change in unrealized
	appreciation (depreciation) on
	investments and purchased options	$(589,558)
Written options	Net change in unrealized
	appreciation (depreciation) on written options	205,395
Total		$(384,163)

Transactions in options written during the year ended May 31, 2011 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of year	3,438	$397,053
Options written	143,271	13,617,684
Options terminated in closing transactions	(139,092)	(13,259,581)
Options exercised	(542)	(71,573)
Options expired	—	—
Outstanding, end of year	7,075	$683,583

	Put Options
	Contracts	Premiums
Outstanding, beginning of year	—	$—
Options written	75,180	5,870,674
Options terminated in closing transactions	(67,850)	(5,437,034)
Options exercised	—	—
Options expired	—	—
Outstanding, end of year	7,330	$433,640

As of May 31, 2011, the fair value of long positions which served as collateral for call options written was $25,446,565.  The fair value of money market funds amounting to $727,144 within the Schedule of Investments is pledged as collateral for amounts due to broker and is held within a segregated account at the custodian pursuant to a tri-party agreement between the Fund, custodian and broker.

As of May 31, 2010, there were no purchased options contracts outstanding.  During the year ended May 31, 2011, 108,580 options contracts were purchased, 1,980 purchased options contracts expired, and 99,100 purchased options contracts were terminated in closing transactions.  As of May 31, 2011, there were 7,500 purchased options contracts outstanding.

(c)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(d)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

Income and capital gain distributions may differ from GAAP, primarily due to timing differences in the recognition of income and gains and losses by the Fund. To the extent that these differences are attributable to permanent book and tax accounting differences, they are reclassified in the components of net assets.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The Fund charged a 2.00% redemption fee for shares redeemed within seven days through September 27, 2010. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  There were no redemption fees charged during the periods presented for the Fund. Effective September 28, 2010, the redemption fee was eliminated.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means. Expenses directly attributable to a specific class of shares are charged to that class.

(h)	Other

Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid to shareholders are as follows:

	Ordinary Income	Long-Term Capital Gains
Year ended May 31, 2010	$139,183	$1,915
Year ended May 31, 2011	$1,216,629	$520,737

The Fund designated as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended May 31, 2011.

As of May 31, 2011, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost basis of investments for federal income tax purposes(1)	$48,907,036
Gross tax unrealized appreciation	$3,172,517
Gross tax unrealized depreciation	(1,072,660)
Net tax unrealized appreciation	2,099,857
Undistributed ordinary income	53,729
Undistributed long-term capital gain	309
Total distributable earnings	54,038
Other accumulated gain/(loss)	241,861
Total accumulated earnings/(loss)	$2,395,756

(1)	Excludes written options.

The difference between book-basis and tax-basis distributable earnings is attributable primarily to the tax deferral of losses on wash sales, mark-to-market on 1256 contracts, straddle adjustments and the deferral of post-October losses.

As of May 31, 2011, the Fund deferred, on a tax basis, post-October losses of $16,460.

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

(4)	Investment Advisor

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 1.25% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (excluding front-end or contingent deferred loads, taxes, leverage, interest, acquired fund fees and expenses, dividends on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary items) do not exceed 2.00% and 2.75% (the “Expense Limitation Cap”) of the Fund’s average daily net assets for Class A and Class C shares, respectively.  Effective September 28, 2010, Class C shares ceased operations and the outstanding shares converted to Class A shares. The Expense Limitation Cap is in effect through at least September 28, 2021 and subject to approval by the Advisor and Board of Trustees thereafter. For the year ended May 31, 2011, expenses of $100,162 for Class A shares and $1,137 for Class C shares incurred by the Fund were waived or reimbursed by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. The following table shows the remaining waived or reimbursed expenses for the Fund subject to potential recovery expiring:

May 31, 2012	$134,362
May 31, 2013	$167,936
May 31, 2014	$101,299

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets for Class A and Class C shares respectively, for services to prospective Fund shareholders and distribution of Fund shares. Effective September 28, 2010, Class C shares ceased operations and the outstanding shares converted to Class A shares. The Distributor earned fees of $81,075 from Class A and $967 from Class C during the year ended May 31, 2011.  At May 31, 2011, the Distributor was owed fees of $9,531 for Class A shares.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC (“USBFS”) and U.S. Bank, N.A., which provide fund accounting, administration, transfer agency and custodian services to the Fund.  This same Trustee is also an interested person

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

of the Distributor.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended May 31, 2011, the Fund was allocated $12,746 of the Trust’s Chief Compliance Officer fees and expenses.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
Class A Shares	May 31, 2011	May 31, 2010
Shares sold	1,575,082	449,429
Shares exchanged from Class C(1)	18,594	—
Shares issued in reinvestment of distributions	63,614	4,075
Shares redeemed	(171,445)	(21,822)
Net increase	1,485,845	431,682

(1)  Class C shares converted to Class A shares on September 28, 2010.

	Year Ended	Year Ended
Class C Shares	May 31, 2011(1)	May 31, 2010
Shares sold	2,316	10,462
Shares issued in reinvestment of distributions	—	114
Shares redeemed	(576)	(840)
Shares exchanged into Class A	(18,849)	—
Net increase (decrease)	(17,109)	9,736

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments and options, for the Fund for the year ended May 31, 2011, were $86,400,243 and $57,554,453, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. At May 31, 2011, National Financial Services, LLC, for the benefit of its customers, held 64% of the Fund’s outstanding shares, and Charles Schwab & Co., Inc., for the benefit of its customers, held 26%.

(10)	Line of Credit

At May 31, 2011, the Fund had a line of credit in the amount of $500,000, which matures on August 15, 2011.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  Borrowings are secured by the Fund’s investments. Interest will be accrued at the prime rate. The credit facility is with the Fund’s custodian, U.S. Bank, N.A.  During the year ended May 31, 2011, the Fund had borrowings on the line of

SCHOONER FUND
Notes to Financial Statements (Continued)
May 31, 2011

credit on twenty-four days, with an average borrowing and interest rate on those days of $153,458 and 3.25% respectively. Interest expense of $332 incurred during the fiscal year is included within other expenses on the Statement of Operations. The November 16, 2010 balance of $500,000 was the maximum amount of borrowings during the year ended May 31, 2011.

(11)	New Tax Law

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the May 31, 2011 taxable year. The effective date for changes in the treatment of capital losses is the May 31, 2012 taxable year.

Report of Independent Registered Public Accounting Firm
To The Shareholders and Board of Trustees of Schooner Fund
(Trust for Professional Managers)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments and options written, of Schooner Fund (the “Fund”), a series of the Trust for Professional Managers, as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Schooner Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio
July 29, 2011

SCHOONER FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

SCHOONER FUND
Additional Information
(Unaudited)

Tax Information

The Fund designates 38.82% of its ordinary income distribution for the year ended May 31, 2011 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended May 31, 2011, 38.76% of dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

The Fund designates 95.03% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the year ended May 31, 2011.

Indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 866-724-5997.

Independent Trustees
Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Dr. Michael D. Akers	Trustee	Indefinite	Professor and	28	Independent
615 E. Michigan St.		Term; Since	Chair of Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette University		MUTUALS
Age: 56		2001	(2004–present);		(an open-end
			Associate Professor		investment
			of Accounting,		company with
			Marquette University		two portfolios).
(1996–2004).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	28	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 54		2001	(1986–present);		(an open-end
			Director, Flight		investment
			Standards & Training		company with
			(1990–1999).		two portfolios).

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Jonas B. Siegel	Trustee	Indefinite	Managing Director,	28	Independent
615 E. Michigan St.		Term; Since	Chief Administrative		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Officer (“CAO”) and		Multi-Asset
Age: 67		2009	Chief Compliance		Endowment
			Officer (“CCO”),		Fund complex
			Granite Capital		(three closed-
			International Group,		end investment
			L.P. (an investment		companies);
			management firm)		Independent
			(1994–Present); Vice		Trustee, Gottex
			President, Secretary,		Multi-Alternatives
			Treasurer and CCO		Fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies).
(1997–2007); President,
CAO and CCO, Granum
Securities, LLC
(a broker-dealer)
(1997–2007).

Interested Trustee and Officers
Joseph C. Neuberger(1)	Chairperson,	Indefinite	Executive Vice	28	Trustee,
615 E. Michigan St.	President	Term; Since	President, U.S.		Buffalo Funds
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		(an open-end
Age: 49	Trustee	2001	Services, LLC		investment
			(1994–present).		company with
ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

John Buckel	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 10,	U.S. Bancorp Fund
Age: 53	and	2008 (Vice	Services, LLC
	Principal	President);	(2004–present);
	Accounting	Since	UMB Investment
	Officer	Sept. 10,	Services Group
		2008	(2000–2004).
(Treasurer)

SCHOONER FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 63	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President and	N/A	N/A
615 E. Michigan St.		Term; Since	Legal Compliance
Milwaukee, WI 53202		November 15,	Officer, U.S.
Age: 31		2005	Bancorp Fund
Services, LLC
(2004–present).

Jennifer A. Lima	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		January 10,	Bancorp Fund
Age: 37		2008	Services, LLC
(2002–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any Advisor or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Advisor’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the Advisor or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 866-724-5997. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request by calling toll free, 866-724-5997 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files its schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SCHOONER FUND

Investment Advisor	Schooner Investment Group, LLC
Radnor Financial Center
150 N. Radnor-Chester Rd.
Suite F-200
Radnor, Pennsylvania 19087

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	800 Westpoint Parkway, Suite 1100
Westlake, Ohio 44145

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/11	FYE 5/31/10
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/11	FYE 5/31/10
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/11	FYE 5/31/10
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 5, 2009.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Trust for Professional Managers

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   August 4, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Joseph Neuberger
Joseph Neuberger, President

Date   August 4, 2011

By (Signature and Title)      /s/ John Buckel
John Buckel, Treasurer

Date   August 4, 2011